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                                                                      EXHIBIT 21

                                 SUBSIDIARIES OF
                            SFBC INTERNATIONAL, INC.

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
                                                                                        Jurisdiction of
                        U.S. Subsidiaries                                               Incorporation
                        -----------------                                               --------------------
South Florida Kinetics, Inc.                                                            Florida
SFBC New Drug Services, Inc.                                                            Florida
SFBC Analytical Laboratories, Inc.                                                      Florida
SFBC Ft. Myers, Inc.                                                                    Florida
SFBC Taylor Technology, Inc.                                                            New Jersey
11190 Biscayne, LLC                                                                     Florida
Searento Trust, LLC                                                                     Florida
Clinical Pharmacology International, Inc.                                               Florida
PharmaNet, Inc.                                                                         Delaware
PharmaNet (D.C.) Inc.                                                                   District of Columbia
PharmaNet (C.A.), Inc.                                                                  California
PharmaNet, Inc. (f/k/a Medex Clinical Trial Services, Inc.)                             Pennsylvania
PharmaNet (I.L.), Inc.                                                                  Illinois
PharmaSite, Inc.                                                                        Delaware
PharmaNet (NC), Inc.                                                                    North Carolina
PharmaNet (P.A.), Inc.                                                                  Pennsylvania
Pharma Holdings, Inc.                                                                   Delaware
PharmaNet, LLC                                                                          Delaware
PharmaSoft, LLC                                                                         Delaware
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
                                                                                        Jurisdiction of
                        Foreign Subsidiaries                                            Incorporation
                        --------------------                                            ---------------
SFBC Canada Inc.                                                                        Canada
Anapharm Inc.                                                                           Quebec
SFBC Europe, B.V.                                                                       The Netherlands
SynFine Research Inc.                                                                   Ontario
SFBC New Drug Services Canada Inc.                                                      Ontario
SFBC Anapharm Europe                                                                    Spain
PharmaNet Asia AG                                                                       Switzerland
PharmaNet Germany                                                                       Germany
PharmaNet AG                                                                            Switzerland
PharmaNet Limited                                                                       United Kingdom
PharmaNet S.A.S.                                                                        France
PharmaNet CRO, S.L.                                                                     Spain
LLC PharmaNet                                                                           Russia
PharmaNet Sp. z.o.o.                                                                    Poland
PharmaNet B.V.                                                                          The Netherlands
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
CRO-PharmaNet Services GmbH (Branch office:
CRO-PharmaNet Services GmbH)                                                            Germany
PharmaNet Services GmbH (Branch offices: CRO Filial till
PharmaNet Services GmbH and PharmaNet Services GmbH)                                    Switzerland
PharmaNet B.V.B.A.                                                                      Belgium
PharmaNet Pty Limited                                                                   Australia
PharmaNet Argentina S.R.L.                                                              Argentina
PharmaNet Clinical Services Private Limited                                             Russia
PharmaNet (Hong Kong) Limited                                                           Hong Kong
PharmaNet Pte Ltd.                                                                      Singapore
PharmaNet Company                                                                       Nova Scotia
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